Exhibit 99.2

SUNOCO, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Sunoco, Inc. (“Sunoco”) contributed its cokemaking and coal mining operations to SunCoke Energy, Inc. on July 18, 2011. (Throughout these pro forma financial statements, SunCoke Energy, Inc. and its predecessor entities, which made up Sunoco’s cokemaking and coal mining operations, will be referred to as SunCoke). Effective with the closing of an initial public offering (the “IPO”) of SunCoke’s common stock on July 26, 2011, Sunoco had an 81-percent interest in SunCoke. On January 17, 2012, Sunoco completed the spin-off of its remaining interest in SunCoke by means of a special stock dividend of 56,660,000 shares of SunCoke common stock (the “Distribution”). Sunoco stockholders of record as of the close of business on January 5, 2012 (the “Record Date”) received 0.53046456 of a share of SunCoke common stock for every common share of Sunoco stock held as of the Record Date.

Prior to the completion of the IPO, Sunoco and SunCoke entered into a Separation and Distribution Agreement and other agreements that govern the post-IPO relationship. These agreements allow for a settlement process surrounding the transfer of certain assets and liabilities, for which future adjustments could occur as these transfers are resolved.

The unaudited pro forma consolidated financial information of Sunoco presented below was derived from Sunoco’s historical consolidated financial statements and is being presented to give effect to the spin-off of SunCoke. The unaudited pro forma consolidated statements of continuing operations give effect to the spin-off of SunCoke as if the spin-off occurred on January 1, 2008. The unaudited pro forma consolidated balance sheet assumes the spin-off of SunCoke occurred on September 30, 2011. SunCoke will be reported as a discontinued operation beginning with Sunoco’s Form 10-Q for the quarter ended March 31, 2012.

In connection with the contribution of Sunoco’s cokemaking and coal operations to SunCoke and SunCoke’s issuance of approximately $700 million of long-term debt, Sunoco received $575 million of cash for the repayment of certain intercompany obligations of SunCoke in July 2011. As the cash received by Sunoco was not designated for any specific purpose, there are no pro forma adjustments to reflect potential uses for this cash and no interest income was assumed.

The pro forma adjustments are based on the best information available and assumptions that management believes are factually supportable. The unaudited pro forma consolidated financial information is for illustrative and informational purposes only and is not intended to reflect what Sunoco’s financial position and results of operations would have been had the spin-off occurred on the dates indicated and is not necessarily indicative of Sunoco’s future financial position and future results of operations. The unaudited pro forma consolidated financial information should be read in conjunction with Sunoco’s historical financial statements and accompanying notes.

Sunoco, Inc. and Subsidiaries

Pro Forma Consolidated Statement of Continuing Operations (Unaudited)

For the Nine Months Ended September 30, 2011

(Millions of Dollars and Shares, Except Per-Share Amounts)

		Spin-off of	Pro Forma		Pro
	Historical	SunCoke	Adjustments		Forma
Revenues
Sales and other operating revenue (including consumer excise taxes)	$34,123	$(1,114)	$7	(A)	$33,016
Interest income	17	(12)	12	(B)	17
Gain on remeasurement of pipeline equity interests	9	—	—		9
Other income, net	40	(1)	—		39

	34,189	(1,127)	19		33,081

Costs and Expenses
Cost of products sold and operating expenses	31,313	(942)	7	(A)	30,378
Consumer excise taxes	1,683	—	—		1,683
Selling, general and administrative expenses	479	(61)	—		418
Depreciation, depletion and amortization	323	(43)	—		280
Payroll, property and other taxes	84	(16)	—		68
Provision for asset write-downs and other matters	1,977	—	—		1,977
Interest cost and debt expense	138	(13)	4	(B)	129
Interest capitalized	(20)	15	—		(5)

	35,977	(1,060)	11		34,928

Income (loss) from continuing operations before income tax expense (benefit)	(1,788)	(67)	8		(1,847)
Income tax expense (benefit)	(752)	(10)	3	(C)	(779)
			(20	)(D)

Income (loss) from continuing operations	(1,036)	(57)	25		(1,068)
Less: Income from continuing operations attributable to noncontrolling interests	133	—	—		133

Income (loss) from continuing operations attributable to Sunoco, Inc. shareholders	$(1,169)	$(57)	$25		$(1,201)

Loss from continuing operations attributable to Sunoco, Inc. shareholders per share of common stock
Basic	$(9.86)				$(10.13)
Diluted	$(9.86)				$(10.13)

Weighted-average number of shares outstanding:
Basic	118.6				118.6
Diluted	118.6				118.6

(See accompanying notes to the unaudited pro forma consolidated financial statements)

Sunoco, Inc. and Subsidiaries

Pro Forma Consolidated Statement of Continuing Operations (Unaudited)

For the Nine Months Ended September 30, 2010

(Millions of Dollars and Shares, Except Per-Share Amounts)

	Historical	Spin-off of SunCoke	Pro Forma Adjustments		Pro Forma
Revenues
Sales and other operating revenue (including consumer excise taxes)	$26,269	$(1,010)	$7	(A)	$25,266
Interest income	4	(18)	18	(B)	4
Gain on remeasurement of pipeline equity interests	128	—	—		128
Other income, net	68	—	—		68

	26,469	(1,028)	25		25,466

Costs and Expenses
Cost of products sold and operating expenses	23,224	(762)	7	(A)	22,469
Consumer excise taxes	1,754	—	—		1,754
Selling, general and administrative expenses	462	(38)	—		424
Depreciation, depletion and amortization	343	(37)	—		306
Payroll, property and other taxes	93	(15)	—		78
Provision for asset write-downs and other matters	64	—	—		64
Interest cost and debt expense	122	(4)	4	(B)	122
Interest capitalized	(10)	5	—		(5)

	26,052	(851)	11		25,212

Income from continuing operations before income tax expense	417	(177)	14		254
Income tax expense	86	(46)	5	(C)	50
			5	(D)

Income from continuing operations	331	(131)	4		204
Less: Income from continuing operations attributable to noncontrolling interests	163	(10)	—		153

Income from continuing operations attributable to Sunoco, Inc. shareholders	$168	$(121)	$4		$51

Income from continuing operations attributable to Sunoco, Inc. shareholders per share of common stock
Basic	$1.40				$0.43
Diluted	$1.40				$0.42

Weighted-average number of shares outstanding:
Basic	120.0				120.0
Diluted	120.1				120.1

(See accompanying notes to the unaudited pro forma consolidated financial statements)

Sunoco, Inc. and Subsidiaries

Pro Forma Consolidated Statement of Continuing Operations (Unaudited)

For the Year Ended December 31, 2010

(Millions of Dollars and Shares, Except Per-Share Amounts)

	Historical*	Spin-off of SunCoke	Pro Forma Adjustments		Pro Forma
Revenues
Sales and other operating revenue (including consumer excise taxes)	$36,175	$(1,318)	$10	(A)	$34,867
Interest income	5	(23)	23	(B)	5
Gain on remeasurement of pipeline equity interests	128	—	—		128
Other income, net	92	(10)	—		82

	36,400	(1,351)	33		35,082

Costs and Expenses
Cost of products sold and operating expenses	32,011	(1,018)	10	(A)	31,003
Consumer excise taxes	2,348	—	—		2,348
Selling, general and administrative expenses	640	(62)	—		578
Depreciation, depletion and amortization	467	(49)	—		418
Payroll, property and other taxes	113	(19)	—		94
Provision for asset write-downs and other matters	109	—	—		109
Interest cost and debt expense	164	(5)	5	(B)	164
Interest capitalized	(15)	8	—		(7)

	35,837	(1,145)	15		34,707

Income from continuing operations before income tax expense	563	(206)	18		375
Income tax expense	118	(52)	7	(C)	73

Income from continuing operations	445	(154)	11		302
Less: Income from continuing operations attributable to noncontrolling interests	194	(8)	—		186

Income from continuing operations attributable to Sunoco, Inc. shareholders	$251	$(146)	$11		$116

Income from continuing operations attributable to Sunoco, Inc. shareholders per share of common stock
Basic	$2.09				$0.97
Diluted	$2.09				$0.96

Weighted-average number of shares outstanding:
Basic	120.1				120.1
Diluted	120.3				120.3

*	Amounts have been restated to reflect Sunoco’s phenol chemical business as discontinued operations consistent with the presentation in Sunoco’s Form 10-Q for the quarter ended September 30, 2011.

(See accompanying notes to the unaudited pro forma consolidated financial statements)

Sunoco, Inc. and Subsidiaries

Pro Forma Consolidated Statement of Continuing Operations (Unaudited)

For the Year Ended December 31, 2009

(Millions of Dollars and Shares, Except Per-Share Amounts)

	Historical*	Spin-off of SunCoke	Pro Forma Adjustments		Pro Forma
Revenues
Sales and other operating revenue (including consumer excise taxes)	$29,575	$(1,124)	$8	(A)	$28,459
Interest income	5	(24)	24	(B)	5
Other income, net	116	(21)	—		95

	29,696	(1,169)	32		28,559

Costs and Expenses
Cost of products sold and operating expenses	25,876	(844)	8	(A)	25,040
Consumer excise taxes	2,387	—	—		2,387
Selling, general and administrative expenses	651	(39)	—		612
Depreciation, depletion and amortization	456	(33)	—		423
Payroll, property and other taxes	129	(18)	—		111
Provision for asset write-downs and other matters	687	(1)	—		686
Interest cost and debt expense	145	(6)	6	(B)	145
Interest capitalized	(39)	15	—		(24)

	30,292	(926)	14		29,380

Income (loss) from continuing operations before income tax expense (benefit)	(596)	(243)	18		(821)
Income tax expense (benefit)	(358)	(23)	7	(C)	(374)

Income (loss) from continuing operations	(238)	(220)	11		(447)
Less: Income from continuing operations attributable to noncontrolling interests	129	(22)	—		107

Income (loss) from continuing operations attributable to Sunoco, Inc. shareholders	$(367)	$(198)	$11		$(554)

Loss from continuing operations attributable to Sunoco, Inc. shareholders per share of common stock
Basic	$(3.14)				$(4.74)
Diluted	$(3.14)				$(4.74)

Weighted-average number of shares outstanding:
Basic	116.9				116.9
Diluted	116.9				116.9

*	Amounts have been restated to reflect Sunoco’s phenol chemical business as discontinued operations consistent with the presentation in Sunoco’s Form 10-Q for the quarter ended September 30, 2011.

(See accompanying notes to the unaudited pro forma consolidated financial statements)

Sunoco, Inc. and Subsidiaries

Pro Forma Consolidated Statement of Continuing Operations (Unaudited)

For the Year Ended December 31, 2008

(Millions of Dollars and Shares, Except Per-Share Amounts)

	Historical*	Spin-off of SunCoke	Pro Forma Adjustments		Pro Forma
Revenues
Sales and other operating revenue (including consumer excise taxes)	$48,058	$(838)	$11	(A)	$47,231
Interest income	17	(27)	27	(B)	17
Other income, net	73	(3)	—		70

	48,148	(868)	38		47,318

Costs and Expenses
Cost of products sold and operating expenses	42,951	(613)	11	(A)	42,349
Consumer excise taxes	2,436	—	—		2,436
Selling, general and administrative expenses	781	(34)	—		747
Depreciation, depletion and amortization	432	(25)	—		407
Payroll, property and other taxes	130	(18)	—		112
Provision for asset write-downs and other matters	(18)	—	—		(18)
Interest cost and debt expense	111	(11)	11	(B)	111
Interest capitalized	(39)	11	—		(28)

	46,784	(690)	22		46,116

Income from continuing operations before income tax expense	1,364	(178)	16		1,202
Income tax expense	429	(38)	6	(C)	397

Income from continuing operations	935	(140)	10		805
Less: Income from continuing operations attributable to noncontrolling interests	113	(19)	—		94

Income from continuing operations attributable to Sunoco, Inc. shareholders	$822	$(121)	$10		$711

Income from continuing operations attributable to Sunoco, Inc. shareholders per share of common stock
Basic	$7.03				$6.08
Diluted	$7.02				$6.07

Weighted-average number of shares outstanding:
Basic	117.0				117.0
Diluted	117.1				117.1

*	Amounts have been restated to reflect Sunoco’s phenol chemical business as discontinued operations consistent with the presentation in Sunoco’s Form 10-Q for the quarter ended September 30, 2011.

(See accompanying notes to the unaudited pro forma consolidated financial statements)

Sunoco, Inc. and Subsidiaries

Pro Forma Consolidated Balance Sheet (Unaudited)

At September 30, 2011

(Millions of Dollars)

	Historical	Spin-off of SunCoke	Pro Forma Adjustments		Pro Forma
Assets
Cash and cash equivalents	$1,656	$(111)	$(11	)(E)	$1,534
Accounts and notes receivable, net	3,092	(52)	—		3,040
Inventories	1,153	(222)	—		931
Deferred income taxes	137	—	—		137
Assets held for sale	89	—	—		89

Total current assets	6,127	(385)	(11)		5,731

Investments and long-term receivables	165	(41)	—		124
Note receivable from sale of Toledo refinery	182	—	—		182
Properties, plant and equipment, cost	7,163	(1,831)	—		5,332
Less: accumulated depreciation, depletion and amortization	1,980	(382)	—		1,598

Properties, plant and equipment, net	5,183	(1,449)	—		3,734
Deferred charges and other assets	590	(45)	(5	)(E)	540

Total assets	$12,247	$(1,920)	$(16)		$10,311

Liabilities and Equity
Accounts payable	$4,240	$(185)	—		$4,055
Accrued liabilities	522	(52)	—		470
Short-term borrowings	115	—	—		115
Current portion of long-term debt	32	(3)	—		29
Taxes payable	125	98	(77	)(F)	146

Total current liabilities	5,034	(142)	(77)		4,815

Long-term debt	3,377	(695)	—		2,682
Retirement benefit liabilities	464	(45)	—		419
Deferred income taxes	663	(333)	(19	)(F)	311
Other deferred credits and liabilities	504	(59)	—		445
Commitments and contingent liabilities

Total liabilities	10,042	(1,274)	(96)		8,672

Equity
Common stock	282	(1)	1	(G)	282
Capital in excess of par value	1,806	(483)	483	(G)	1,670
			(131	)(H)
			(5	)(E)
Retained earnings	4,309	(12)	12	(G)	4,029
			(269	)(H)
			(11	)(E)
Common stock held in treasury, at cost	(4,889)	—	—		(4,889)
Accumulated other comprehensive loss	(206)	(1)	—		(207)

Total Sunoco, Inc. shareholders’ equity	1,302	(497)	80		885
Noncontrolling interests	903	(149)	—		754

Total equity	2,205	(646)	80		1,639

Total liabilities and equity	$12,247	$(1,920)	$(16)		$10,311

(See accompanying notes to the unaudited pro forma consolidated financial statements)

SUNOCO, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

(A)	Restoration and reclassification of intercompany sales by SunCoke to Sunoco which were previously eliminated in Sunoco’s consolidation to offset the amounts removed in the SunCoke column. The adjustment results in the inclusion of these costs as costs of goods sold and operating expense in Sunoco’s consolidated statements of continuing operations.

(B)	Reflects the elimination of intercompany interest income and expense associated with the disposition of intercompany receivables and payables between Sunoco and SunCoke in connection with the contribution of Sunoco’s cokemaking and coal mining operations to SunCoke on July 18, 2011.

(C)	Reflects the tax effect of the elimination of intercompany interest income and expense described in pro forma adjustment (B). The applicable tax rate was approximately 38 percent.

(D)	Adjusts the pro forma tax provisions for Sunoco (excluding SunCoke) to the applicable estimated effective tax rate for the applicable interim period. The effective tax rate for income from continuing operations attributable to Sunoco, Inc. shareholders was 39 and 50 percent for the nine months ended September 30, 2011 and 2010, respectively.

(E)	Reflects the pro rata charge to paid in capital in excess of par value and retained earnings for the expenses totaling $16 million which were incurred in connection with the Distribution. There are no transaction costs included in the consolidated statements of continuing operations for the nine months ended September 30, 2011 or the year ended December 31, 2010 as all costs of the Distribution have been charged to equity. The unaudited pro forma consolidated statements of continuing operations do not include any adjustments to Sunoco’s selling, general and administrative expenses after the spin-off of SunCoke since any such adjustment would not be factually supportable.

(F)	Reflects the reduction in Sunoco’s income taxes payable and deferred income tax liability as a result of its retention of a portion of SunCoke’s 2011 anticipated net operating loss and prior year deferred tax credit carryforwards which are being retained by Sunoco under the tax-sharing agreement between Sunoco and SunCoke.

(G)	Reflects the restoration of the common stock, capital in excess of par value and retained earnings of SunCoke to offset the amounts removed in the SunCoke column. See adjustment (H) below for the removal of Sunoco’s investment in SunCoke from the applicable Sunoco equity accounts as a result of the distribution of SunCoke to Sunoco shareholders.

(H)	Reflects the pro rata charge to Sunoco’s paid in capital and retained earnings for the distribution of its investment in SunCoke, as adjusted to reflect the reductions in this investment as a result of the retention of tax assets as described in pro forma adjustment (F), to Sunoco shareholders.